                                                                   EXHIBIT 10.43


                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between RONALD I. WAGNER hereinafter referred to as "Landlord", and AMERICAN REMODELING, INC., a Texas corporation hereinafter referred to as "Tenant";

                                   WITNESSETH:

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises situated within the County of Cook, State of Illinois, commonly known as 1625 East Algonquin Road, Arlington Heights, Illinois, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated upon said premises (said real property, buildings and improvements hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the same for a term commencing on January 1, 1996 and ending December 31, 2005. See paragraph R-2 of Rider attached hereto and made a part hereof ("Rider").

     2.   Rental.  See paragraph R-3 of Rider.

     In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Fifteen Thousand and 00/100 Dollars ($15,000.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

     3. Use. The demised premises shall be used only for the purpose of manufacturing, receiving, storing, shipping and selling siding, kitchen cabinets, cabinet fronts, counter tops, custom laminated furniture products, panelling and related office use. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     4.   Taxes.  See paragraph R-4 of Rider.

     5. Landlord's Repairs. Landlord shall at his expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     6.   Tenant's Repairs.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

     8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises unless caused by negligence of Landlord in which case liability will be limited to restoration of service.

     11. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     12.  Fire and Casualty Damage.

     A. Landlord agrees to maintain at Tenant's expense, standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be required by Landlord's mortgagee or necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as additional rental, the amount of such insurance premiums within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot reasonably be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage or on or before the expiration of the term of this lease, whichever first occurs, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent the rebuilding or repairs can reasonably be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild or repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other persons whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorneys' fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damages to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of reported needed repairs. Tenant shall procure and, maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $250,000 per occurrence in respect of property damage or destruction including loss of use thereof, in addition Tenant shall procure and maintain as provided above an umbrella liability insurance policy in the amount of $ 1,000,000. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     14.  Condemnation.

     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any Governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C.   See paragraph R-5 of Rider.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than Five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as Landlord's consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

          (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date written notice is given by Landlord.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (e) Tenant shall desert or vacate any substantial portion of the premises.

          (f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this paragraph 17), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

     18. Remedies. Upon the occurrence of any of such events of default described in paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by process of law, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by process of law, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

          (c) Enter upon the premises, by process of law, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver for such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

     19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

     20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

     21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of such item so paid by Tenant for or on behalf of Landlord together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized or empowered to make any payment under the terms of this paragraph 21 unless the item paid shall be superior to Tenants interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     22. Mechanic's Lien. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interests granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expenses based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

         LANDLORD:                            TENANT:

Ronald I. Wagner                             American Remodeling, Inc.
45 Masland                                   1625 East Algonquin Road
Dallas, Texas 75230                          Arlington Heights, Illinois 60005


                                             with a copy to:

                                             AMRE, Inc.
                                             8585 N. Stemmons Freeway
                                             South Tower
                                             Dallas, Texas 75247
                                             Attention: General Counsel

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provision of this paragraph to the same effect as if each had received such notice.

     24.  Miscellaneous.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     E. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which this lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 24(E).

     F. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     G. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     H. All references in this lease to "the date hereof' or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     25. Additional Provisions. See Rider attached hereto and made a part hereof.



EXECUTED BY LANDLORD, as of the 31st day of December, 1995.




                                      /s/ RONALD I. WAGNER
                                      ------------------------------------------
                                      RONALD I. WAGNER



EXECUTED BY TENANT, as of the 31st day of December, 1995.

                                      AMERICAN REMODELING, INC., a
                                      Texas corporation

                                      By: /s/ ROBERT M. SWARTZ
                                          --------------------------------------
                                          ROBERT M. SWARTZ

                                      Its: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                           -------------------------------------

         RIDER TO LEASE AGREEMENT DATED AS OF DECEMBER 31,1995, BETWEEN
           RONALD I. WAGNER, LANDLORD, AND AMERICAN REMODELING, INC.,
               TENANT, FOR PREMISES AT 1625 EAST ALGONQUIN ROAD,
                     ARLINGTON HEIGHTS, ILLINOIS ("LEASE")

     R-1. Rider Governs. In the event of any conflict or inconsistency between the provisions of this Rider and the provisions of the Lease Agreement to which this Rider is attached, the provisions of this Rider shall govern.

     R-2. Acceptance of Premises. Tenant acknowledges that it has inspected and accepted the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken, subject to the Landlord's obligations as contained in paragraph 5 of the lease. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in the lease. If the lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the date above recited as the commencement date of the lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession in Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

     R-3. Rental. R-3.1. In consideration of the leasing aforesaid, Tenant hereby covenants and agrees to pay Landlord, in coin or currency which at the time or times of payment is legal tender for public or private debts in the United States of America, at 45 Masland, Dallas, Texas 75230 or at such other place as the Landlord may from time to time designate in writing, an initial monthly rental of Fifteen Thousand and 00/100 Dollars ($15,000.00) per month, commencing on the first day of January 1, 1996, and thereafter, as increased from time to time pursuant to subparagraph R-3.2 hereof, on the first day of each and every month of the term of the lease, to and including the first day of December, 2005. Such monthly rental, as adjusted from time to time pursuant to subparagraph R-3.2 hereof, is referred to herein at times as the "basic rent." The total basic rent due under the lease is One Million Eight Hundred Thousand and 00/100 Dollars ($1,800,000.00), subject to increases pursuant to subparagraph R-3.2 hereof. Basic rent for a partial month during the term of the lease shall be prorated based upon a 365-day year.

     R-3.2. Basic rent as adjusted pursuant to this paragraph from time to time shall be increased beginning on the second anniversary of the commencement of the term of the lease and on each anniversary date thereafter throughout the term of the lease and any extension thereof (the "Adjustment Date") by a percentage equal to the percentage increase in the CPI (hereinafter defined) from the date which is two months immediately preceding such commencement date or successive anniversary date, as the case may be, to the date two months prior to the Adjustment Date. However, in no event shall basic rent be increased by more than six percent (6%) on any Adjustment Date. The basic rent as so increased shall become the basic rent for each month of the one year period commencing on the Adjustment Date. As used herein and in the lease, "CPI" means the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers, Chicago, Illinois and Northwestern Indiana Area-All Items (1982-1984=100). If the manner in which the CPI is determined by the Department of Labor shall be substantially revised, or if the 1982-84 Chicago, Illinois and Northwestern Indiana Area-All Items shall no longer be used as in index of 100, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the CPI had not been so revised or if said average was still in use. If the CPI shall become unavailable to the public because publication is discontinued, or otherwise, there will be substituted therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication or any other recognized authority.

     R-4. Taxes and Assessments. R-4.1. Tenant further agrees to pay as additional rent for the demised premises all taxes and assessments, general and special, water rates and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon said premises or any part thereof or upon any building or improvements at any time situated thereon or levied or assessed upon the interest of the Landlord in or under the lease, now accrued or due, or accruing and becoming due and payable during the term of the lease, and also all unpaid installments now accrued or due, or accruing and becoming due and payable during the term of the lease, of special assessments levied against said premises for improvements completed or not yet completed, all of which said water rates, taxes, assessments and other impositions (herein called "Impositions") shall be paid by the Tenant before they shall respectively become delinquent and in any case within apt time to prevent any sale or forfeiture of said demised premises therefor or for any part thereof, provided, however, that the general taxes levied against the demised premises for the last calendar year of the term, as the same may be renewed, shall be prorated between the Landlord and the Tenant on and as of the date of the expiration of the term of the lease on the basis of the then last available tax bills.

     R-4.2. It is mutually covenanted and agreed that nothing herein contained shall be construed to require the Tenant to pay any franchise, inheritance, estate, succession or transfer tax of the Landlord or any income or excess profits tax assessed upon or in respect of the income of the Landlord or chargeable to or required to be paid by the Landlord unless such tax shall be specifically levied against the income of the Landlord derived from the rent by the lease reserved, expressly and as and for a specific substitute for the taxes, in whole or in part, upon the real estate by the lease demised or the improvements situated thereon, all of which taxes so specifically levied the Tenant covenants and agrees to pay as so much additional rent as and when the same become due and payable; provided, however, that if the amount or rate of any such income or excess profits tax so levied against the income of the Landlord, as a specific substitute for the taxes on the real estate by the lease demised or the improvements at any time situated thereon, shall be increased by reason of any other income received or property owned by the Landlord, then the Tenant shall not be obligated to pay such increased amount but only such tax as the Landlord would be obligated to pay in case it derived no income from any source other than the real estate hereby demised.

     R-4.3. Tenant covenants and agrees to deliver to the Landlord from time to time duplicate receipts or photostatic copies thereof showing the payments of all said water rates, taxes, assessments, and other Impositions, such delivery to be made within thirty (30) days after the respective payments evidenced thereby.

     R-4.4. It is further agreed that the Landlord shall at its option have the right at all times during the term hereof to pay any water rates, taxes, assessments or other charges or Impositions upon the demised premises or any interest therein or any other charge, tax or Imposition herein agreed to be paid by the Tenant remaining unpaid after the same shall have become delinquent, and to pay, cancel and clear off all tax sales, liens, charges and claims upon or against said demised premises, and to redeem said premises from the same or any of them from time to time, and the amounts so paid, including reasonable expenses, shall be so much additional rent due from the Tenant to the Landlord at the rent day after any such payment, with interest at the rate of eighteen percent (18%) per annum from the date of payment thereof by the Landlord until the repayment thereof by the Tenant to the Landlord.

     R-4.5. All other provisions of the lease to the contrary notwithstanding, Tenant shall not be required to pay, discharge or remove any tax, assessment, tax lien, or other Imposition or charge upon or against said demised premises or any part thereof or the improvements at any time situated thereon so long as Tenant shall in good faith and with due diligence contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the tax, assessment, tax lien or other Imposition or charge so contested and the sale or forfeiture of said premises or any part thereof or any interest therein to satisfy the same, and provided that pending any such legal proceedings Tenant shall either obtain a bond or letter of credit in a form and issued by a surety or bank reasonably acceptable to Landlord, or deposit with the Landlord cash or securities satisfactory to the Landlord, in an amount equal to not less than one hundred ten percent (110%) of the amount of the tax, assessment, tax liens or other Impositions, and all interest and penalties thereon so contested. Pending the diligent, prosecution of any such legal proceedings, and provided Tenant has maintained the security above provided for, Landlord shall not have the right to pay, remove or discharge the tax, assessment, tax lien or other Imposition or charge so contested. The security so deposited shall be held by the Landlord until said premises shall have been released and discharged from any such tax, assessment, tax lien or other Imposition or charge, and shall thereupon be returned to the Tenant less the amount of any loss, cost, damage and reasonable expense that Landlord may sustain in connection with the tax, assessment, tax lien or other Imposition or charge so contested; provided, however, that if Tenant fails to prosecute such contest with due diligence, or fails to maintain said security as above provided, or if Tenant is otherwise in default under the provisions of the lease, Landlord may use the security so deposited to pay any item for which Landlord would be entitled to make advances under subparagraph

R-4.4 hereof, or to cure any other such default of Tenant. Landlord agrees to provide, at Tenant's expense, reasonable cooperation to Tenant in connection with any such contest.

     R-4.6. In the event that Tenant at any time institutes suit to recover any tax, assessment, tax lien or other Imposition or charge paid by Tenant under protest in Landlord's name, Tenant shall have the right, at its own sole expense, to institute and prosecute such suit or suits in Landlord's name, in which event Tenant covenants and agrees to indemnify Landlord and save it harmless from and against all costs, charges or liabilities in connection with any such suit. All funds recovered as a result of any such suit shall belong to Tenant.

     R-5. Condemnation Proceeds. Any award, compensation or damages (hereinafter sometimes called an "award"), including without limitation any portion attributable to the value of the leasehold estate, shall be paid to and be the sole property of Landlord provided, however, that nothing herein shall be deemed to prevent Tenant from recovering from the condemning authority compensation for the taking of personal property, machinery, equipment and fixtures belonging to Tenant, or for interruption or damage to Tenant's business or for moving or other expenses, to the extent the same are compensable by law.

     R-6. Subordination. All mortgages or deeds of trust referred to in paragraph 20 of the lease shall refer to first mortgages or deeds of trust only.

     R-7. Assignment and Subletting. (a) Notwithstanding the provisions of paragraph 11 of the lease, Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise, the lease or any interest herein, sublet the premises or any portion thereof, or suffer any other person to occupy or use the premises or any portion thereof, without the prior written consent of Landlord as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to sublet the premises or any portion thereof for any part of the term thereof; and in such event Landlord shall have the right, to be exercised by giving written notice to Tenant within ten (10) days after receipt of Tenant's notice to terminate the lease, as to the portion of the premises described in Tenant's notice and such notice shall, if given, terminate the lease with respect to the portion of the premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the premises and Landlord shall give said termination notice with respect thereto, the lease shall terminate on the date stated in Tenant's notice. If Landlord, upon receiving said notice by Tenant, with respect to any of the premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the premises specified in said notice. Tenant shall, at Tenant's own cost and expense, discharge in full any commission which may be due and owing as a result of any proposed assignment or subletting, whether or not the lease is terminated pursuant hereto and rented by Landlord to the proposed subtenant or any other tenant.

     (b) Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under the lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions, and agreements of the lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and an agreement of said compliance by each subtenant.

     (c) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of the lease which does not comply with the provisions of this paragraph shall be void.

     (d) Tenant may, without Landlord's consent, assign the lease to any corporation resulting from a merger or consolidation of the Tenant upon the following conditions: (a) that the total assets and net worth of such assignee after such consolidation or merger shall be equal to or more than that of Tenant immediately prior to such consolidation or merger; (b) that Tenant is not at such time in default hereunder; and (c) that such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. If the aforesaid conditions are satisfied, Tenant shall be discharged from any further liability hereunder.

     (e) Tenant may, without Landlord's consent, assign the lease or sublet all or any part of the premises to any of Tenant's affiliates. For the purpose of this subparagraph, the term "affiliate" means a corporation controlling, controlled by or under common control with Tenant. The term "control" (including "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a person or entity, whether by the ownership of voting securities, by contract, or otherwise.

     R-8. Estoppel Certificates. Each party agrees at any time and from time to time, upon not less than ten (10) days' prior written request by the other party, to execute, acknowledge, and deliver to the other party a statement in writing certifying that the lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rental and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgage or assignee of any mortgage upon the fee of the demised premises.

     R-9. Tenant's Option to Extend. R-9.1 Provided Tenant is not in default under the lease and the basic rent for the forthcoming extended term has been determined in accordance with subparagraph R-9.3 hereof, and the term of the lease shall not have been terminated prior to the expiration by lapse of time of the original term of the lease, Tenant shall have and is hereby given an option to extend the term of the lease for a period of five (5) years commencing January 1, 2006 and ending December 31, 2010, upon the same terms and conditions in the lease set forth except basic rent during said extended term shall be in the initial amount determined in accordance with subparagraph R-9.3 hereof, subject to increases pursuant to paragraph R-3 hereof.

     Said option may be exercised and the term of the lease so extended by written notice to the Landlord of the intention of the Tenant so to extend the term of the lease not less than six (6) months prior to the expiration of the original term of the lease.

     R-9.2. In like manner and subject to the same provisos contained in subparagraph R-9.1 hereof, the Tenant shall have and is hereby given one (1) additional successive option, being on the additional condition that the option for the preceding period has been exercised, and provided that the term of the lease as theretofore extended shall not theretofore have been terminated, to extend the term of the lease for one additional five (5) year period, commencing January 1, 2011 and ending December 31, 2015. Any such option shall be exercised and the term of the lease so extended by written notice to the Landlord of the intention of the Tenant so to extend the term of the lease not less than six (6) months prior to the expiration of the preceding extended term. Any such extensions of the term of the lease shall be at the basic rent determination in accordance with subparagraph R-9.3 hereof.

     R-9.3. Initial basic rent for each of the extended terms shall be determined as follows:

     (a) On or before 270 days prior to the expiration of the term of the lease then in effect, Tenant shall in writing request Landlord to provide Tenant with Landlord's proposal for the amount of the initial basic rent for the forthcoming extended term. Landlord shall provide Tenant written notice of such proposal within 30 days after Landlord's receipt of Tenant's request. Landlord's proposal shall be the initial basic rent for the extended term unless Tenant, within ten days after its receipt of Landlord's proposal, notifies Landlord of Tenant's objection thereto.

     (b) If Tenant objects to Landlord's proposal as provided above, the initial basic rent shall be as mutually agreed by Landlord and Tenant. If Landlord and Tenant are unable to agree as to the initial basic rent within 30 days after Landlord's receipt of Tenant's objection notice, the initial basic rent shall be the greater of (i) the basic rent then in effect and (ii) the average of the fair market rental value of the demised premises as determined in two separate appraisals, one appraisal to be obtained by and at the expense of each party within 30 days after the expiration of such 30-day agreement period. If a party fails to obtain such appraisal within such time period, such average shall be the fair market rental value as determined in the appraisal obtained by the other party. Each appraisal shall be performed by a licensed MAI real estate appraiser having at least ten years experience in appraising rental value of industrial real estate in the vicinity of the demised premises.

     (c) In no event shall the initial basic rent be less than the initial basic rent for the last year of the original or extended lease term, as the case may be, multiplied by a percentage equal to the percentage increase in the CPI from the date which is 21 months immediately preceding the commencement date of such renewal term to the date nine months prior thereto.

     R-10. Landlord's Performance of Tenant's Covenants. Should Tenant at any time fail to do any of the things required to be done by it under the provisions of the lease, Landlord at its option, and in addition to any and all other rights and remedies of Landlord in such event, may (but shall not be required to) do the same or cause the same to be done, and the reasonable amount of any money expended by Landlord in connection therewith shall be so much additional rental due from Tenant to Landlord and shall be a demand obligation owing by Tenant to Landlord.

     R-11. Right of First Refusal. In the event the Landlord receives a bona fide offer to purchase the demised premises, any part of the demised premises, or property which includes the demised premises, during the term of the lease (the "Purchase Offer"), and desires to accept the same or should the Landlord during the term of the lease offer to sell the demised premises, any part thereof or any property which includes the demised premises (the "Sale Offer"), the Tenant shall have the right of first refusal to purchase the subject property at the same price and upon the same terms and conditions as contained in the Purchase Offer or Sale Offer. Immediately upon receiving a Purchase Offer or prior to making a Sale Offer, the Landlord shall notify the Tenant in writing, setting forth the name and address of the prospective purchaser, the proposed purchase price and all other terms and conditions of the Purchase Offer or Sale Offer. The Tenant shall have a period of twenty one (21) days after receipt of said notice within which to notify the Landlord of its election to purchase on the terms contained in such offer. In the event the Tenant fails to give notice of its election to purchase within such 21-day period, the lease shall nevertheless remain in full force and effect, shall survive the sale of the subject property and shall be binding upon the purchaser or purchasers of the demised premises. If the property subject to a Purchase Offer or a Sale Offer is not sold on the terms and conditions set forth therein (with no change in the purchase price or method of payment thereof) to the purchaser making or accepting such offer no later than six months after the date of closing specified therein, the Tenant's right of first refusal as provided herein shall again apply as to such Purchase Offer or Sale Offer and shall also apply as to any subsequent Purchase Offer or Sale Offer.

     R-12. Environmental Indemnity. From and after the date of the lease, Tenant shall indemnify and hold Landlord and its agents, heirs, legal representatives, successors and assigns (collectively, the "Landlord Indemnitees") harmless from and against all liabilities, losses, damages, deficiencies, claims and expenses (including, without limitation, reasonable attorneys' fees and expenses incurred in connection with any of the foregoing or in seeking indemnification hereunder) suffered by Landlord or any of the other Landlord Indemnitees and arising out of, resulting from or incurred in connection with any occurrence, act or omission of Tenant or any director, officer, employee, consultant, agent, subsidiary or affiliate thereof, which takes place after the date hereof and gives rise to any claim of liability for personal injury, property damage or violation of law, including, without limitation, liabilities arising under the Resource Conservation and Recovery Act, as amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time, or any other federal or state statute which relates to the protection of the environment or which assigns responsibility for the costs of investigating or remediating releases of contaminants into the environment and not arising as a result of the act or omission of Landlord or such Landlord Indemnitee.

     R-13. Late Charge. With respect to any amount payable by Tenant to Landlord pursuant to the lease and not paid within five days after written notice of nonpayment is given by Landlord to Tenant, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent of the delinquent amount to defray additional costs to Landlord in processing such late payment. The failure to pay such amount within 10 days after demand therefor shall be a default hereunder. The provisions for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     R-14. Memorandum of Lease. If so requested by Tenant, Landlord shall join Tenant in the execution of a short form memorandum of the lease in recordable form. Tenant shall be entitled to record such memorandum with the Recorder of Deeds in Cook County, Illinois.

     R-15. Termination Right of Tenant. Tenant shall have the right to terminate the lease at any time during the term of the lease including any extended term, with or without cause, upon: (a) no less than ninety (90) days prior written notice to Landlord, and (b) payment to Landlord, on the effective date of such termination, of an amount equal to the product of the monthly base rent that would have been due and payable under the lease for the month following the month in which the termination occurs, multiplied by the lesser of (x) 36 or (y) the number of months of the term that would have remained in the then current term of the lease but for the termination.

     R-16. Termination of Existing Lease. The parties hereto agree that upon the execution of the lease by Landlord and Tenant, the existing lease between Landlord and Cabinet Magic, Inc., dated October 11, 1988, shall terminate and be of no further force and effect.